Dreyfus
Worldwide Dollar
Money Market
Fund, Inc.
Annual Report


October 31, 1995

Letter to Shareholders
---------------------------------------------------------------------------
Dear Shareholder:

    We are pleased to provide you with this report on the Dreyfus Worldwide Dollar Money Market Fund, Inc. For its annual reporting period ended October 31, 1995, your Fund provided a yield of 5.20%. This is equivalent to an effective yield after compounding of 5.33%.*

THE ECONOMY

    Concerns about lagging economic growth prompted the Federal Reserve Board to ease the Federal Funds rate (the rate at which commercial banks trade overnight reserves) in July. Both short-term and long-term interest rates have fallen over the 12-month reporting period. To be sure, economic indicators remain mixed and several factors are likely to influence the Federal Reserve as it evaluates the continuing flow of economic information. A weaker than normal economic recovery may be tolerated by the Federal Reserve, but it does not want to run the risk of recession, especially as we enter a Presidential election year.

    During times of business uncertainty, attention often shifts to the consumer sector of the economy, more particularly regarding the consumer's ability to spend. Here there are some indications that consumers are being pinched. Corporations have succeeded in paring their cost of doing business, and with this reduction in overhead, bottom line profits have grown dramatically. Little of this corporate prosperity, however, has spilled over into the consumer sector of the economy. Wages and salaries grew less than 3% over the past year, not even keeping pace with inflation. An additional consumer concern: new job creation is running at the slowest pace of the post-World War II era. Recent retail sales reports were the weakest since June 1991 when the economy was in recession. Also, there is concern that the upcoming Holiday season could be weaker than previously anticipated for retailers, since debt-burdened consumers may spend cautiously.

    Yet, there are also some signs of continued growth. Despite the above indications of a potential slowdown in consumer spending, measures of consumer confidence remain high. Business investment in durable equipment when calculated as a percentage of Gross Domestic Product ("GDP") is at a 35-year high with no sign of letup. Providing additional confidence is the fact that the four-and-a-half year recovery has been well-balanced: corporate debt issuance has been moderate and the banking system is not overburdened.

PORTFOLIO

    Your Fund was managed in this environment of declining rates during the fiscal year ended October 31, 1995. In an attempt to maintain a higher yield for a longer period of time, the Fund's average maturity has been extended.

    The mid-November agreement between Congress and the White House on the framework for a budget agreement could lead to another lowering of interest rates by the Federal Reserve, assuming of course that the two parties can negotiate a final deficit-reduction agreement.

    The longer average maturities of the Fund's portfolio securities provide shareholders with a somewhat higher income than would be the case with shorter average maturities. Our strategy is necessarily flexible and will be changed promptly if we detect a significant shift in the interest rate outlook.

    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope you find them informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.

                                          Very truly yours,

                                          Patricia A. Larkin
                                          Portfolio Manager

November 15, 1995
New York, N.Y.

*Effective yield is based upon dividends declared daily and reinvested monthly.

Dreyfus Worldwide Dollar Money Market Fund, Inc.
------------------------------------------------------------------------
Statement of Investments                                October 31, 1995

                                                                                        Principal
Negotiable Bank Certificates of Deposit--28.7%                                            Amount            Value
----------------------------------------------------------------------                ------------     --------------
Bank of Tokyo Ltd. (Yankee)
    6.02%, 12/27/95....................................................               $   5,000,000    $    4,999,694
Bayerische Vereinsbank AG (London)
    6.03%, 7/18/96.....................................................                  55,000,000        55,000,000
Canadian Imperial Bank of Commerce (London)
    6.04%, 8/14/96.....................................................                  50,000,000        50,000,000
Commerzbank AG (London)
    6%, 11/29/96.......................................................                  20,000,000        20,000,000
Dai-Ichi Kangyo Bank Ltd. (Yankee)
    6.21%-6.44%, 1/12/96-1/29/96.......................................                  65,000,000        64,997,654
Deutsche Bank AG (London)
    6.11%, 8/16/96.....................................................                  50,000,000        50,000,000
Industrial Bank of Japan Ltd. (Yankee)
    5.87%-6.12%, 1/8/96-2/14/96........................................                  75,000,000        75,000,000
Mitsubishi Bank Ltd. (London)
    5.9%-5.95%, 11/24/95-12/27/95......................................                  33,000,000        33,000,817
Mitsubishi Bank Ltd. (Yankee)
    6%-6.57%, 12/18/95-1/10/96.........................................                  30,000,000        30,012,195
Sanwa Bank Ltd. (London)
    6.04%, 2/20/96.....................................................                  10,000,000        10,000,302
Sanwa Bank Ltd. (Yankee)
    5.83%-6.03%, 11/10/95-2/15/96......................................                  86,000,000        86,000,772
Societe Generale (London)
    6.08%, 8/15/96.....................................................                  25,000,000        25,000,000
Sumitomo Bank Ltd. (Yankee)
    5.84%-6.12%, 1/2/96-2/14/96........................................                 100,000,000       100,000,000
                                                                                                       --------------
TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT
    (cost $604,011,434)................................................                                $  604,011,434
                                                                                                       --------------
                                                                                                       --------------



Bankers' Acceptances--5.5%
----------------------------------------------------------------------
Bank of Tokyo Ltd. (Yankee)
    5.83%-5.90%, 11/6/95-2/2/96........................................               $  95,000,000    $   93,949,959
Dai-Ichi Kangyo Bank Ltd. (Yankee)
    5.89%, 11/6/95-11/22/95............................................                  23,000,000        22,958,169
                                                                                                       --------------
TOTAL BANKERS' ACCEPTANCES (cost $116,908,128).........................                                $  116,908,128
                                                                                                       --------------
                                                                                                       --------------
Commercial Paper--25.8%
----------------------------------------------------------------------
American Home Products Corp.
    5.80%, 11/21/95....................................................               $  80,500,000    $   80,241,505
Bankers Trust New York Corp.
    5.81%, 3/15/96.....................................................                  40,000,000        39,154,000
Bear Stearns Companies Inc.
    5.77%-5.80%, 12/8/95-7/22/96.......................................                  35,000,000        34,096,195
Chrysler Financial Corp.
    6.04%, 11/1/95.....................................................                  30,000,000        30,000,000

Dreyfus Worldwide Dollar Money Market Fund, Inc.
---------------------------------------------------------------------
Statement of Investments (continued)                  October 31, 1995


                                                                                        Principal
Commercial Paper (continued)                                                             Amount            Value
----------------------------------------------------------------------                ------------     --------------
Ciesco L.P.
    6.23%, 11/8/95.....................................................               $   4,000,000    $    3,995,310
Den Danske Corp. Inc.
    5.75%, 11/17/95....................................................                  50,000,000        49,872,889
Ford Motor Credit Co.
    6.33%, 1/9/96......................................................                  25,000,000        24,710,104
General Electric Capital Corp.
    5.75%, 11/20/95....................................................                  25,000,000        24,924,528
General Motors Acceptance Corp.
    5.81%, 11/22/95....................................................                  25,000,000        24,915,854
Merrill Lynch & Co. Inc.
    6.19%, 2/2/96......................................................                  25,000,000        24,617,667
Mitsubishi Motor Credit of America Inc.
    6.06%, 1/19/96 (a).................................................                  10,000,000         9,869,431
Spintab AB
    5.84%-5.87%, 1/23/96-3/27/96.......................................                 101,000,000        98,984,487
SwedBank Inc.
    5.82%-5.88%, 12/13/95-1/22/96......................................                 100,000,000        99,012,875
                                                                                                       --------------
TOTAL COMMERCIAL PAPER (cost $544,394,845).............................                                $  544,394,845
                                                                                                       --------------
                                                                                                       --------------
Corporate Notes--10.0%
----------------------------------------------------------------------
Bear Stearns Companies Inc.
    5.99%-6.08%, 7/11/96-7/17/96 (b)...................................               $  60,000,000    $   60,000,000
General Electric Capital Corp.
    5.90%-6.10%, 2/9/96-5/15/96 (b)....................................                  75,000,000        74,995,546
Merrill Lynch & Co. Inc.
    6.10%, 4/22/96 (b).................................................                  25,000,000        24,996,465
PHH Corp.
    5.95%, 6/27/96 (b).................................................                  50,000,000        49,990,574
                                                                                                       --------------
TOTAL CORPORATE NOTES (cost $209,982,585)..............................                                $  209,982,585
                                                                                                       --------------
                                                                                                       --------------
Promissory Notes--4.7%
----------------------------------------------------------------------
Goldman Sachs Group L.P.
    5.91%-6.63%,1/4/96-2/27/96 (c,d)
    (cost $98,000,000).................................................               $  98,000,000    $   98,000,000
                                                                                                       --------------
                                                                                                       --------------
Short-Term Bank Notes--9.8%
----------------------------------------------------------------------
First National Bank of Boston
    6.02%, 6/7/96 (b)..................................................               $  30,000,000    $   30,000,000
Morgan Guaranty Trust Co.
    6%-6.07%, 10/3/96-10/30/96.........................................                 102,000,000       102,000,000
NBD Bank, N.A.
    6.42%, 4/26/96.....................................................                  25,000,000        25,000,000


Dreyfus Worldwide Dollar Money Market Fund, Inc.
-----------------------------------------------------------------------
Statement of Investments (continued)                   October 31, 1995


                                                                                        Principal
Short-Term Bank Notes (continued)                                                        Amount            Value
----------------------------------------------------------------------                ------------     --------------
PNC Bank N.A.
    6.44%, 12/11/95....................................................            $   50,000,000      $   50,002,068
                                                                                                       --------------
TOTAL SHORT-TERM BANK NOTES (cost $207,002,068)........................                                $  207,002,068
                                                                                                       --------------
                                                                                                       --------------
U.S. Government Agencies--10.5%
----------------------------------------------------------------------
Federal Home Loan Banks, Floating Rate Notes
    5.90%, 1/26/98(b)..................................................              $  20,000,000     $   20,046,834
Federal National Mortgage Association, Floating Rate Notes
    6.21%-6.34%, 2/14/97-2/18/97(b)....................................                200,000,000        200,000,000
                                                                                                       --------------
TOTAL U.S. GOVERNMENT AGENCIES (cost $220,046,834).....................                                $  220,046,834
                                                                                                       --------------
                                                                                                       --------------
Time Deposits--4.7%
----------------------------------------------------------------------
First Union National Bank (Nassau)
    5.88%, 11/1/95.....................................................               $  49,013,000   $    49,013,000
Fleet Bank of New York N.A. (Cayman)
    5.87%, 11/1/95.....................................................                  50,000,000        50,000,000
                                                                                                       --------------
TOTAL TIME DEPOSITS (cost $99,013,000).................................                                $   99,013,000
                                                                                                       --------------
                                                                                                       --------------
TOTAL INVESTMENTS
    (cost $2,099,358,894) .....................................        99.7%                           $2,099,358,894
                                                                      ------                           --------------
                                                                      ------                           --------------
CASH AND RECEIVABLES (NET).....................................          .3%                           $    6,002,338
                                                                      ------                           --------------
                                                                      ------                           --------------
NET ASSETS.....................................................       100.0%                           $2,105,361,232
                                                                      ------                           --------------
                                                                      ------                           --------------

Notes to Statement of Investments:
---------------------------------------------------------------------------
(a) Backed by irrevocable letter of credit.
(b) Variable interest rate-subject to periodic change.
(c) These notes were acquired for investment, and not with the intent to distribute or sell.
(d) Securities restricted as to public resale. These securities were acquired from 4/10/95-9/27/95 at a cost of par value. At October 31, 1995, the aggregate value of these securities is $98,000,000 representing approximately 4.7% of net assets and are valued at amortized cost.

                    See notes to financial statements.

Dreyfus Worldwide Dollar Money Market Fund, Inc.
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                             October 31, 1995

ASSETS:
    Investments in securities, at value-Note 1(a)......................                                $2,099,358,894
    Cash...............................................................                                    10,991,657
    Interest receivable................................................                                    17,175,498
    Prepaid expenses...................................................                                       281,845
                                                                                                       --------------
                                                                                                        2,127,807,894
LIABILITIES:
    Due to The Dreyfus Corporation.....................................                 $   889,982
    Payable for investment securities purchased........................                  20,000,000
    Accrued expenses...................................................                   1,556,680        22,446,662
                                                                                        -----------    --------------
NET ASSETS............................................................                                 $2,105,361,232
                                                                                                       --------------
                                                                                                       --------------
REPRESENTED BY:
    Paid-in capital....................................................                                $2,105,444,305
    Accumulated net realized (loss) on investments.....................                                       (83,073)
                                                                                                       --------------
NET ASSETS at value applicable to 2,105,444,305 shares outstanding
    (25 billion shares of $.001 par value authorized).................                                 $2,105,361,232
                                                                                                       --------------
                                                                                                       --------------
NET ASSET VALUE, offering and redemption price per share
    ($2,105,361,232 / 2,105,444,305 shares)...........................                                          $1.00
                                                                                                                -----
                                                                                                                -----
Statement of Operations                      year ended October 31, 1995
INVESTMENT INCOME:
    Interest Income....................................................                               $  133,652,226

    Expenses:
      Management fee-Note 2(a).........................................                 $11,033,454
      Shareholder servicing costs-Note 2(b)............................                   7,312,363
      Registration fees................................................                     178,237
      Custodian fees...................................................                     156,537
      Professional fees................................................                      90,524
      Directors' fees and expenses-Note 2(c)...........................                      55,058
      Prospectus and shareholders' reports.............................                      44,219
      Miscellaneous....................................................                     139,462
                                                                                        -----------
        Total Expenses.................................................                                    19,009,854
                                                                                                           ----------
INVESTMENT INCOME-NET.................................................                                    114,642,372
NET REALIZED (LOSS) ON INVESTMENTS-Note 1(b)..........................                                        (83,073)
                                                                                                       --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................                                  $ 114,559,299
                                                                                                       --------------
                                                                                                       --------------

                      See notes to financial statements.

Dreyfus Worldwide Dollar Money Market Fund, Inc.
--------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                          Year Ended October 31,
                                                                                   ----------------------------------
                                                                                          1994              1995
                                                                                   --------------      --------------
OPERATIONS:
    Investment income-net...............................................           $   88,781,938      $  114,642,372

    Net realized gain (loss) on investments.............................                    6,360             (83,073)
                                                                                   --------------      --------------
    Net Increase In Net Assets Resulting From Operations................               88,788,298         114,559,299
                                                                                   --------------      --------------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net...............................................              (89,262,208)       (114,642,372)

    Net realized gain on investments....................................                  (11,727)             (6,360)
                                                                                   --------------      --------------
    Total Dividends.....................................................              (89,273,935)       (114,648,732)
                                                                                   --------------      --------------
CAPITAL STOCK TRANSACTIONS ($1.00 per share):
    Net proceeds from shares sold.......................................            3,271,773,072       3,339,732,223
    Dividends reinvested................................................               85,485,478         109,658,929
    Cost of shares redeemed.............................................           (4,325,481,716)     (3,813,307,580)
                                                                                   --------------      --------------
      (Decrease) In Net Assets From Capital Stock Transactions..........             (968,223,166)       (363,916,428)
                                                                                   --------------      --------------
        Total (Decrease) In Net Assets..................................             (968,708,803)       (364,005,861)
NET ASSETS:
    Beginning of year...................................................            3,438,075,896       2,469,367,093
                                                                                   --------------      --------------
    End of year.........................................................           $2,469,367,093      $2,105,361,232
                                                                                   --------------      --------------
                                                                                   --------------      --------------

                           See notes to financial statements.

Dreyfus Worldwide Dollar Money Market Fund, Inc.
-------------------------------------------------------------------
Financial Highlights

        Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.


                                                                                 Year Ended October 31,
                                                             -------------------------------------------------------------
PER SHARE DATA:                                               1991          1992          1993          1994         1995
                                                             -------      -------       -------      -------       -------
    Net asset value, beginning of year..                     $1.0000      $1.0000       $1.0001      $1.0001       $1.0000
                                                             -------      -------       -------      -------       -------
    Investment Operations:
    Investment income-net...............                       .0668        .0414         .0272        .0311         .0520
    Net realized gain (loss) on investments                     -            -           (.0001)       .0001          -
                                                             -------      -------       -------      -------       -------
      Total from Investment Operations..                       .0668        .0414         .0271        .0312         .0520
    Distributions:
    Dividends from investment income-net                      (.0668)      (.0413)       (.0271)      (.0313)       (.0520)
    Dividends from net realized gain on
      investments.......................                        -            -             -            -             -
                                                             -------      -------       -------      -------       -------
      Total Distributions...............                      (.0668)      (.0413)       (.0271)      (.0313)       (.0520)
                                                             -------      -------       -------      -------       -------
    Net asset value, end of year........                     $1.0000      $1.0001       $1.0001      $1.0000       $1.0000
                                                             -------      -------       -------      -------       -------
                                                             -------      -------       -------      -------       -------
TOTAL INVESTMENT RETURN.................                        6.88%        4.21%         2.75%        3.17%         5.33%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets                      .23%         .47%          .77%         .84%          .86%
    Ratio of net investment income to average
      net assets........................                        6.69%        4.21%         2.76%        3.07%         5.20%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager                         .43%         .21%          .02%         -            -
    Net Assets, end of year (000's Omitted)               $8,610,297   $6,158,701    $3,438,076   $2,469,367    $2,105,361

See notes to financial statements.

Dreyfus Worldwide Dollar Money Market Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1-Significant Accounting Policies:

        The Fund is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.

        It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value of $1.00.

        (a) Portfolio valuation: Investments are valued at amortized cost, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments.

        (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.

        (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

        (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

        The Fund has an unused capital loss carryover of approximately $83,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1995. If not applied, the carryover expires in fiscal 2003.

        At October 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2-Management Fee and Other Transactions With Affiliates:

        (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the average daily value of the Fund's net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the

Dreyfus Worldwide Dollar Money Market Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund for any full fiscal year. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 2-1/2% of the first $30 million, 2% of the next $70 million and 1-1/2% of the excess over $100 million of the average value of the Fund's net assets in accordance with
California "blue sky" regulations.   There was no expense reimbursement for
the year ended October 31, 1995.

        (b) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the year ended October 31, 1995, the Fund was charged an aggregate of $3,292,552 pursuant to the Shareholder Services Plan.

        (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

Dreyfus Worldwide Dollar Money Market Fund, Inc.
--------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

Shareholders and Board of Directors
Dreyfus Worldwide Dollar Money Market Fund, Inc.

        We have audited the accompanying statement of assets and liabilities of Dreyfus Worldwide Dollar Money Market Fund, Inc., including the statement of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Worldwide Dollar Money Market Fund, Inc. at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                               Ernst & Young

New York, New York
November 30, 1995

Dreyfus Worldwide Dollar
Money Market Fund, Inc.
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
First Data Investor Services Group, Inc.
P.O. Box 9671
Providence, RI 02940



Further information is contained in the Prospectus, which must precede or accompany this report.

Printed in U.S.A.                           DWWAR9510